October 1, 1997
                    DREYFUS APPRECIATION FUND, INC.
                      SUPPLEMENT TO PROSPECTUS
                          DATED MAY 1, 1997
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE RELEVANT INFORMATION CONTAINED IN THE FOLLOWING INDICATED SECTIONS OF THE FUND'S
PROSPECTUS:
                   ANNUAL FUND OPERATING EXPENSES
            (as a percentage of average daily net assets)
Management Fees......................          .55%
Other Expenses.......................          .41%
Total Fund Operating Expenses........          .96%
EXAMPLE:                        1 YEAR    3 YEARS  5 YEARS    10 YEARS
You would pay the following
expenses on a $1,000 investment,
assuming (1) 5% annual return
and (2) redemption at the
end of each time period:        $10       $31      $53        $118
                         SHAREHOLDER SERVICES PLAN
        Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to shareholders of the Fund a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
B141s1097


October 1, 1997

                       DREYFUS APPRECIATION FUND, INC.

              Supplement to Statement of Additional Information
                              Dated May 1, 1997

     The following information supersedes and replaces the relevant information contained in the following indicated section of the Fund's Statement of Additional Information:
                          Shareholder Services Plan

     The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to shareholders of the Fund. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") in respect of these services.